SUMMARY PROSPECTUS

Royce Heritage Fund

MAY 1, 2014 Investment Class Symbol: RHFHX | Service Class Symbol: RGFAX

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2014. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact, or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Heritage Fund

MAY 1, 2014 Investment Class Symbol: RHFHX | Service Class Symbol: RGFAX

Investment Goal
Royce Heritage Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Investment Class	Service Class	Institutional Class

Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%

Maximum deferred sales charge	0.00%	0.00%	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Trustee’s Fee—applies only to GiftShare Accounts	$50	$50	N/A

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)	1.00%	1.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.13%	0.20%	0.13%
Acquired fund fees and expenses	0.04%	0.04%	0.04%

Total annual Fund operating expenses	1.17%	1.49%	1.17%

Fee waivers and/or expense reimbursements	0.00%	0.00%	(0.09)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.17%	1.49%	1.08%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Institutional Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.04% through April 30, 2015.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Institutional Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Investment Class	Service Class	Institutional Class

1 Year	$119	$152	$110

3 Years	$372	$471	$363

5 Years	$644	$813	$635

10 Years	$1,420	$1,779	$1,412

(Exclusive of $50 annual trustee’s fee per GiftShare Account.)

Portfolio Turnover
 The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Royce Heritage Fund

Principal Investment Strategy
 Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in the equity securities of companies that it believes are trading below its estimate of their current worth. Royce looks at several factors in making this determination, seeking companies that it believes possess attractive business characteristics. These characteristics may include strong balance sheets, discernible competitive and/or industry advantages, pricing power, business franchise, franchise sustainability, and the potential for improvement in cash flow levels and internal rates of return. Although the Fund may invest in equity securities of any market capitalization, Royce expects that a significant portion of the Fund’s assets may be invested in the equity securities of small- and mid-cap companies with stock market capitalizations up to $15 billion.
     Normally, the Fund invests at least 65% of its net assets in equity securities. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 35% of its net assets (measured at the time of investment) in foreign securities. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that are headquartered in “developed countries,” the Fund may also invest up to 10% of its net assets in the securities of companies that are headquartered in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Fund’s Statement of Additional Information).
     In selecting securities for the Fund, Royce generally uses a bottom-up, value approach. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
 As with any mutual fund that invests in common stocks, Royce Heritage Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund will fluctuate, sometimes sharply and unpredictably, and an account could lose money over short or long periods of time.
     The prices of small- and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.
     Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. These risks may be heightened for developing markets securities. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.
     Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. To the extent the Fund overweights a single market sector or industry relative to its benchmark index, its performance may be tied more directly to the success or failure of a relatively smaller or less well-diversified group of portfolio holdings.
     Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
 The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Annualized Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index. The Investment Class commenced operations on March 15, 2007. Performance information prior to this date is for the Service Class. The Institutional Class has not yet commenced operations. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

CALENDAR YEAR TOTAL RETURNS in Percentages (%)
Service Class

During the period shown in the bar chart, the highest return for a calendar quarter was 29.02% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -24.91% (quarter ended 12/31/08).

2 | The Royce Fund Summary Prospectus 2014

Royce Heritage Fund

ANNUALIZED TOTAL RETURNS (12/31/13)

	1 Year	5 Year	10 Year

Service Class
Return Before Taxes	25.99%	20.38%	10.10%
Return After Taxes on Distributions	22.50	19.36	8.61
Return After Taxes on Distributions and Sale of Fund Shares	17.08	16.71	8.03

Investment Class Return Before Taxes	26.37	20.66	10.26

Russell 2000 Index (Reflects no deductions for fees, expenses, or taxes)	38.82	20.08	9.07

Certain immaterial adjustments were made to the net assets of the Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

     The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Charles M. Royce serves as the Fund’s lead portfolio manager. James J. Harvey and Steven G. McBoyle manage the Fund with him. Mr. Royce has managed the Fund since its inception. Mr. Harvey became portfolio manager in 2010 and previously served as assistant portfolio manager (2004-2010). Mr. McBoyle became portfolio manager in 2012 and previously served as assistant portfolio manager (2011-2012).

How to Purchase and Sell Fund Shares
 Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account-Investment Class	$100,000

Regular Account-Service Class	$2,000

IRA-Investment Class	$100,000

IRA-Service Class	$1,000

Automatic Investment or Direct Deposit Plan Accounts Investment Class	$100,000

Automatic Investment or Direct Deposit Plan Accounts Service Class	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

     The minimum initial investment for Institutional Class shares is $1,000,000. However, for employer-sponsored Retirement Plans with plan level or omnibus accounts held on the books of the Fund, there is no minimum initial investment requirement.
     Retirement Plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans, or Section 529 college savings accounts. The exception to the minimum initial investment does not apply to retail non-retirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.
     You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
 The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
 If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2014 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com	RHF-ISI-0514